SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                November 15, 1996
                                 Date of Report



                               CIDCO INCORPORATED
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)



      0-23296                                           13-3500734
--------------------------------------------------------------------------------
(Commission File No.)                              (I.R.S. Employer I.D.#)

                               220 Cochrane Circle
                          Morgan Hill, California 95037
--------------------------------------------------------------------------------
              (Address of principal executive offices and Zip Code)


                                 (408) 779-1162
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)



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ITEM 5.   Other Events

     On November 15, 1996 (the "Redemption Date"), a Redemption Agreement (the "Agreement") was entered among the Registrant, ID Holding Partnership, L.P., a Delaware limited partnership ("ID Holding"), ID Partnership, L.P., a Delaware limited partnership and the parent of ID Holding ("ID Partners"), and FLC XXXI Partnership, L.P., a Delaware limited partnership doing business as Forstmann Little & Co. ("FL"), pursuant to which the Registrant agreed to redeem, on December 30 ,1996, the 3.75% Subordinated Convertible Notes (the "Notes") issued pursuant to the Note Purchase Agreement dated June 7, 1996 (the "Purchase Agreement") among the foregoing parties (other than FL). The Registrant agreed to redeem the Notes at a Redemption Price equal to 971/3% of the outstanding principal amount of the Notes ($146,000,000) plus accrued and unpaid interest through the Redemption Date. Payment of the Redemption Price is to be made by wire transfer in immediately available funds to the account of ID Holding.

ITEM 7.       Financial Statements and Exhibits

         (b) The following exhibits are hereby made part of this Form 8-K:

         Exhibit No. 1     Redemption Agreement among the Registrant, ID Holding
                           Partnership, L.P., ID Partnership, L.P., and FLC XXXI
                           Partnership, L.P.

         Exhibit No. 2     Note Purchase Agreement among the Registrant, ID
                           Holding Partnership, L.P. and ID Partnership, L.P. *

         Exhibit No. 3     3.75% Convertible Subordinated Not Due June 30, 2003
                           in the principal amount of $150,000,000, issued by the Registrant on June 28, 1996 and made payable to ID Holding Partnership, L.P. *

--------
     * These documents are incorporated by reference to the Registrant's Form 8-K filed on July 2, 1996.



                                       -2-

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CIDCO INCORPORATED



                                        By: /s/ Scott C. McDonald
                                            --------------------------
                                     Title: Executive Vice President




Dated: November 15, 1996














                                       -3-
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                                   EXHIBIT 1

                                                               Execution Copy


                              REDEMPTION AGREEMENT


                  This Redemption Agreement (the "Agreement"), is dated as of November 15, 1996, among CIDCO Incorporated (the "Company"), ID Holding Partnership, L.P. (the "Purchaser"), ID Partnership, L.P. ("ID Partners"), and FLC XXXI Partnership, L.P., doing business as Forstmann Little & Co. ("FL").

                  WHEREAS, the parties hereto (other than FL) previously entered into the Note Purchase Agreement dated as of June 7, 1996 (the "Purchase Agreement") pursuant to which the Purchaser purchased $150,000,000 in principal amount of the Company's 3.75% Subordinated Convertible Notes due June 30, 2003 (the "Notes"); and

                  WHEREAS, the parties have agreed upon terms for the redemption of the Notes by the Company as reflected in this Agreement.

                  NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, the parties hereto agree as follows:

                  1. Definitions. Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Purchase Agreement. Except as expressly amended hereby, the terms and provisions of the Purchase Agreement and the Notes shall remain in full force and effect.

                  2. Redemption. Notwithstanding the relevant provisions of the Purchase Agreement, the parties hereby agree that the Notes will be redeemed by the Company on December 30, 1996 (the "Redemption Date") at a Redemption Price equal to 97 1/3% of the outstanding principal amount of the Notes ($146,000,000) plus accrued and unpaid interest through the Redemption Date. Payment of the Redemption Price shall be made by wire transfer in immediately available funds to the same account as the Purchaser has previously designated for interest payments on the Notes. This Agreement shall constitute proper notice of such redemption and no further act shall be required of any party in connection with the calling of the Notes for redemption as contemplated herein.

                  3. Standstill Provisions. Until June 30, 2003, FL agrees that, except as otherwise approved by the Board of Directors of the Company, FL, its affiliates, partners, officers and directors (including, without limitation, the Purchaser and ID Partners) will not:

                  (a) make, or in any way participate in, any "solicitation" of "proxies" (as such terms are defined in Regulation 14A under the Exchange Act) in opposition to any matter which has been approved by a majority of the Board of Directors of the Company;

                  (b) acquire, offer to acquire or agree to acquire, directly or indirectly, by purchase or otherwise, any Voting Securities or any rights or options to acquire Voting Securities of the Company;

                  (c) form, join in or in any way participate in a "group" within the meaning of Section 13(d)(3) of the Exchange Act for the purpose of acquiring, voting or holding Voting Securities of the Company;

                  (d) make any public announcement with respect to, or submit a proposal for an offer of (with or without conditions), any Extraordinary Transaction involving the Company or its securities or assets; or

                  (e) request the Company or its representatives directly or indirectly to amend or waive any provision of this paragraph 3.

                  4. Nondisclosure of Confidential Information. The parties agree that the provisions of Section 7.4 of the Purchase Agreement shall continue notwithstanding the redemption of the Notes and FL agrees that the provisions of said Section 7.4 shall be binding upon FL and its affiliates, partners, officers, directors and representatives.

                  5. No Competing Investments. FL, the Purchaser and ID Partners agree that until November 30, 2001 they and their affiliates will not, directly or directly, alone or as a member of any partnership or other business organization, or as a partner, stockholder, investor, lender, consultant or agent of any corporation, partnership or business organization (i) invest or engage in any business which derives 10% or more of its revenue from designing and/or selling Caller-ID capable residential telephone equipment, or (ii) request or seek to cause any customer of the Company to cancel or terminate any business relationship with the Company, or (iii) solicit or otherwise cause any employee of the Company to terminate such employee's relationship with the Company, provided that, the solicitation of any employee of the Company as a result of the use of an independent employment agency (which agency independently determined which persons to solicit without direction from FL or its affiliates) or advertisements in publications shall not be deemed to violate this clause (iii). Notwithstanding the foregoing, nothing contained herein shall prevent any of the foregoing persons from owning, directly or indirectly, less than 3% of the outstanding debt or equity of any publicly traded entity.



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                  6.  Public Announcements. Promptly after the execution of this
Agreement by the parties, the Company shall issue a press release in the form of Exhibit A hereto. From and after the date hereof, the Company and FL shall cause
their  affiliates,   partners,  officers,   directors,   employees,  agents  and
representatives to make no other statements to third parties concerning the relationship of the parties or the purchase, sale or redemption of the Notes except for statements substantially as set forth in Exhibit B (for the Company to the public, press or investors), Exhibit C (for FL to the public or press) and except for required filings with the Securities and Exchange Commission and statements or disclosures made in response to any litigation against any party hereto and statements and disclosures required by applicable law as advised by counsel. The foregoing shall not restrict or prohibit FL or any of its affiliates from making any statements or disclosures to any limited partners or prospective limited partner of FL or any of its affiliates concerning the purchase, sale or redemption of the Notes, provided that FL and its affiliates shall not malign the business, prospects or reputation of the Company or its management in any such statements or disclosures.

                  7. Cooperation. FL agrees to cause its partners, officers, directors and employees to cooperate with the Company and to be reasonably available without compensation (other than the payment by the Company of related out-of-pocket expenses) to assist the Company with or to testify in connection with any action or proceeding against the Company brought by a third party arising out of or related to (in whole or in part) the transactions contemplated by the Purchase Agreement or this Agreement or to claims of any kind brought against the Company in respect of any matter arising out of events occurring between January 1, 1996 and the Redemption Date. FL agrees that it and its affiliates, partners, officers, directors and employees (including, without limitation, the Purchaser and ID Partners) will not assist or cooperate with or respond to any other party or potential party which is threatening, bringing or prosecuting any claim against the Company except as may be required by law.

                  8. Retention of Records. Immediately after the Purchaser receives payment in full of the Redemption Price for the Notes as contemplated hereby, (i) FL, the Purchaser, ID Partners and their affiliates, partners (other than limited partners), officers, directors, employees, attorneys, agents and representatives shall destroy all documents, records, files, memoranda, notes and other materials of any kind relating to the Company or the Notes except for the documents specifically identified in Exhibit E hereto, and (ii) the Company and its affiliates, officers, directors, employees, attorneys, agents and representatives shall destroy all documents, records, files, memoranda, notes and other materials of any kind relating to negotiation and execution of the Agreement or to the issuance and sale of the Notes except for the documents specifically identified in Exhibit F hereto.




                                        3

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                  9.  Expenses.  Each  party  will  bear its own legal and other expenses in connection with the negotiation of this Agreement and prior discussions between the parties which occurred after the issuance of the Notes (including legal and other expenses the Company would otherwise be required to pay pursuant to the second sentence of Section 13.10 of the Purchase Agreement).

                  10. Board Resignation. Promptly after the Purchaser receives payment in full of the Redemption Price for the Notes as contemplated hereby, FL will cause the Purchaser Designee to resign from the Company's Board of Directors and the Company shall have no further obligation to cause Purchaser Designees to be elected to the Company's Board of Directors or to permit the Non-voting Observer to attend meetings of the Company's Board of Directors. Notwithstanding anything to the contrary contained in this Agreement, from and after the date of this Agreement, (i) the Company shall continue to indemnify and hold harmless to the fullest extent permitted under applicable law each person who at any time served as a Purchaser Designee or a Non-voting Observer against any and all losses, claims, damages, liabilities, costs and expenses (including reasonable attorneys' fees), judgments, fines, penalties and amounts paid in settlement, reasonably incurred by any of them in connection with any claim, action, suit, proceeding or investigation in any way arising out of acts or omissions by any of them in their capacities as such, and (ii) if the Company maintains officers' and directors' liability insurance, it shall include such persons within the coverage of such insurance to the fullest extent such insurance covers the Company's officers and directors.

                  11. Releases. Effective upon the receipt by the Purchaser of the Redemption Price for the Notes as contemplated hereby, FL, the Purchaser, ID Partners and their affiliates, partners (other than limited partners), officers, directors, employees, agents, representatives, successors and assigns (the "FL Group") release and discharge the Company and its affiliates, officers, directors, employees, agents, representatives, successors and assigns (the "Company Group") from all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, covenants, contracts, controversies, agreements, promises, damages, judgments, demands, costs and claims whatsoever, in law or in equity, which the FL Group ever had, now has, or hereafter can, shall or may have against the Company Group for or by reason of any matter, cause or thing whatsoever from the beginning of the world to the date of this Agreement, including but not limited to any matter, cause or thing arising out of or relating in any way to the purchase, sale and redemption of the Notes, provided, however, that the foregoing shall not be deemed to release or discharge any claim of the parties hereto arising under or related to this Agreement.

                  Effective upon the receipt by the Purchaser of the Redemption Price for the Notes as contemplated hereby, the Company Group release and discharge the FL Group



                                        4

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from all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, covenants, contracts, controversies, agreements, promises, damages, judgments, demands, costs and claims whatsoever, in law or in equity, which the Company Group ever had, now has, or hereafter can, shall or may have against the FL Group for or by reason of any matter, cause or thing whatsoever from the beginning of the world to the date of this Agreement, including but not limited to any matter, cause or thing arising out of or relating in any way to the purchase, sale and redemption of the Notes, provided, however, that the foregoing shall not be deemed to release or discharge any claim of the parties hereto arising under or related to this Agreement.

                  12. Event of Default. If the Company fails to pay all or any portion of the Redemption Price on or prior to the Redemption Date as provided in Section 2 hereof, such failure shall constitute an event of default under the Purchase Agreement and thereupon the outstanding principal amount of the Notes, premium, if any, and all accrued and unpaid interest thereon shall immediately become due and payable, without any declaration and without presentment, demand, protest or other notice whatsoever, all of which are hereby expressly waived. Interest shall accrue on the Notes at a rate of 5.75% per annum from the Redemption Date until the obligations of the Company with respect to the payment thereof shall be fully discharged.

                  13.  Miscellaneous.  Sections 13.2,  13.3,  13.5,  13.6, 13.7,
13.8, 13.9, 13.15,  13.16,  13.17, 13.18 and 13.20 of the Purchase Agreement are
incorporated as though set forth in their entirety herein.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

                                  CIDCO INCORPORATED


                                  By: /s/ Paul G. Locklin
                                      -----------------------------
                                      Paul G. Locklin, President


                                  ID HOLDING PARTNERSHIP, L.P.
                                  By: FLC XXX Partnership, its general partner


                                  By: /s/ Steven B. Klinsky
                                      -----------------------------
                                         a general partner


                                  ID PARTNERSHIP, L.P.
                                  By: FLC XXIX Partnership, a general partner


                                  By: /s/ Steven B. Klinsky
                                      -----------------------------
                                         a general partner


                                  FORSTMANN LITTLE & CO.
                                  By: FLC XXIX Partnership, a general partner


                                  By: /s/ Steven B. Klinsky
                                      -----------------------------
                                         a general partner



                                        6

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